Stock-Based Compensation	6 Months Ended
Jun. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation

14. Stock-Based Compensation

Stock Options and Restricted Stock

Total stock-based compensation expense related to stock options and restricted stock was $1.9 million and $1.4 million for the quarter ended June 30, 2016 and 2015, respectively. Total stock-based compensation expense related to stock options and restricted stock was $2.5 million and $3.6 million for the six months ended June 30, 2016 and 2015, respectively.

On March 7, 2016, the Company dissolved Valeritas Holdings, LLC. As a result of the dissolution, the 2008 Employee Equity Compensation Plan was terminated and all options outstanding thereunder were cancelled. On May 3, 2016, the 2014 Employee Equity Compensation Plan (the “2014 Plan”) was terminated and all options outstanding thereunder were cancelled. As a result of the cancellation of the plans, the Company recognized a one-time expense of $1.6 million during 2016. The 2016 Employee Equity Compensation plan was established concurrently with the 2016 Merger. As a result of the cancellation of the 2008 and 2014 Employee Equity Compensation Plans stock option activity for the six months ended June 30, 2016 was as follows:

	Shares	Weighted- Average Exercise Price (in dollars per share)	Weighted- Average Contractual Life (in years)	Aggregate Intrinsic Value
Options outstanding at December 31, 2015	21,423,004	$1.82	5.9 years	—
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited / Cancelled	(21,423,004)	1.82	—	—
Expired	—	—	—	—

Options outstanding at June 30, 2016	—	$—	—	—

2016 Employee Equity Compensation Plan Stock option activity for the six months ended June 30, 2016 was as follows:

	Shares	Weighted- Average Exercise Price (in dollars per share)	Weighted- Average Contractual Life (in years)	Aggregate Intrinsic Value
Options outstanding at December 31, 2015	—	$—	—	—
Granted	1,789,000	5.00	10.00 years	—
Exercised	—	—	—	—
Forfeited / Cancelled	(25,000)	5.00	—	—
Expired	—	—	—	—

Options outstanding at June 30, 2016	1,764,000	$5.00	9.85 years	—

The fair value of the options at the date of issuance was estimated to be $6.5 million, based on the Black-Scholes option pricing model. Key assumptions used to apply this model upon issuance were as follows:

Weighted Average on Grant Date
Dividend yield	—
Expected volatility	85.92%
Risk-free rate of return	1.43%
Expected term (years)	6.31
Fair Value per share	$3.65

The expected volatility was determined by using the historical volatility of companies in our peer group, the risk-free rate of return utilized the U.S. treasury yield curve at the date of the grant and the expected term represents the midpoint between the vest date and the expiry date of the option.

During the second quarter of 2016, the Company issued restricted stock awards to employees. The grants vest on the first, second and third anniversaries of the original grant date. We recognize compensation expense on all of these awards on a straight-line basis over the vesting period. The fair value of the award is determined based on the market value of the underlying stock price at the grant date.

The amount of time-based restricted stock compensation recognized during a period is based on the value of the portion of the awards that are ultimately expected to vest. Forfeitures are required to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. We currently expect, based on historical analysis, an annual forfeiture rate of approximately 22%. This assumption is reviewed periodically and the rate is adjusted as necessary. Ultimately, the actual expense recognized over the vesting period will only be for those awards that vest.

Time-Based Restricted Stock Awards
Non-vested awards outstanding at December 31, 2015	—
Awards granted	404,800
Stock issued	—
Awards forfeited	—

Non-vested awards outstanding at June 30, 2016	404,800